UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024 (May 23, 2024)

Twelve Seas Investment Company II

(Exact name of registrant as specified in its charter)

Delaware	001-40123	85-2141273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue S.

Suite 89898

New York, New York

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 361-1177

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	TWLVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	TWLV	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	TWLVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2024, Twelve Seas Investment Company II, a Delaware corporation (the “Company”), received a notice (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 (the “Form 10-Q”); consequently, the Company is not in compliance with Nasdaq’s continued listing requirements under the timely filing criteria established in Nasdaq Listing Rule 5250(c)(1). The Notice advised this matter serves as an additional basis for delisting the Company’s securities from Nasdaq.

As reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2024, the Company was unable to file its Form 10-Q within the prescribed time period without unreasonable effort or expense. The extension period provided under SEC Rule 12b-25 expired on May 20, 2024.

As previously disclosed, the Company (i) presented their views about the deficiency, among other things, to the Nasdaq Hearings Panel (the “Panel”) at the hearings conference on May 2, 2024 and (ii) on May 15, 2024, received a decision from the Panel granting the Company’s request for an exception until June 7, 2024 and continued listing on the Nasdaq Capital Market, subject to certain conditions.  Pursuant to the Notice and Listing Rule 5810(d), the Company has seven days, or until May 30, 2024, to present its views with respect to this matter to the Panel since the Panel will consider this matter in rendering a determination regarding the Company’s continued listing on the Nasdaq Capital Market. The Notice advised that if the Company does not present additional information about the matter, the Panel will consider the record as presented at the hearings conference and will make its determination based on that information.

The Company is evaluating options consistent with its intention of meeting the requirements of the Decision. However, there can be no assurance that the Company will be able to regain compliance under Nasdaq Listing Rule 5250(c)(1), or will otherwise be in compliance with other Nasdaq listing criteria. If the trading of the Company’s securities is suspended, the Company’s securities will cease to be quoted on Nasdaq and may be traded on the over-the-counter market.

On May 29, 2024, the Company issued a press release regarding receipt of the Notice. The press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated May 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWELVE SEAS INVESTMENT COMPANY II

	By:	/s/ Dimitri Elkin
		Name:	Dimitri Elkin
		Title:	Chief Executive Officer

Dated: May 29, 2024

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